Business combination	6 Months Ended
Jun. 30, 2023
Business Combination and Asset Acquisition [Abstract]
Business combination

Note 4 — Business combination

Acquisition of Anhui Weiao:

On May 31, 2022, Infobird Anhui completed its 100% acquisition of Anhui Weiao, a PRC limited liability company for nil consideration. Anhui Weiao owned a VATS License with the business scope of “National Domestic Call Center Services”.

The Company’s acquisition of Anhui Weiao was accounted for as business combination in accordance with ASC 805. The Company then allocated the fair value of consideration of Anui Weiao based upon the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date. The Company estimated the fair values of the assets acquired and liabilities assumed at the acquisition date in accordance with the Business Combination standard issued by the FASB with the valuation methodologies using level 3 inputs, except for other current assets and current liabilities were valued using the cost approach. Management of the Company is responsible for determining the fair value of assets acquired, liabilities assumed and intangible assets identified as of the acquisition date and considered a number of factors including valuations from independent appraisers. Acquisition-related costs incurred for the acquisitions are not material and have been expensed as incurred in general and administrative expense. Both the consideration paid and fair value of net assets of Anhui Weiao was nil, thus no goodwill recognized for this acquisition.

The amounts of revenue and net loss that resulted from the acquisition and were included in the unaudited interim condensed consolidated statements of operations and comprehensive income (loss) during the six months ended June 30, 2023 and 2022 were $nil and $1,299 in net loss from discontinued operations, respectively.